UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) April 17, 2009
      -------------------------------------------------------------------

                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))


ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 17, 2009, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the second fiscal quarter ended March 31, 2009. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated April 17, 2009, issued by AMCON Distributing Company announcing financial results for the second fiscal quarter ended March 31, 2009



                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: April 17, 2009            By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer

















                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY ANNOUNCES FULLY DILUTED EARNINGS PER COMMON SHARE OF $2.60 FOR THE SECOND FISCAL QUARTER ENDED MARCH 31, 2009

                             NEWS RELEASE

Chicago, IL, April 17, 2009 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce fully diluted earnings per share of $2.60 for the second fiscal quarter ended March 31, 2009.

"We are very pleased with the results our management team was able to deliver this quarter for our shareholders. We had a very challenging quarter from an operations perspective. In February 2009, Congress passed legislation which significantly increased the excise taxes on cigarettes and tobacco products. Not only did this disrupt normal buying patterns among our customers, it also imposed a floor stocks tax on any tobacco products we had in inventory at the end of the quarter," said Christopher Atayan, AMCON's Chairman and Chief Executive Officer. "Our management team had an intense focus on meeting the rapidly changing requirements of our customers during the period up to the increase. Our collaborative culture based on long-term relationships has served us well in these difficult economic times. We continue to implement our focused strategic plan which emphasizes a conservative posture. While we are mindful of the challenges ahead, we continue to invest in the long-term future of the Company."

AMCON's wholesale distribution business reported revenues of $185.9 million and operating income before depreciation and amortization of $4.4 million in the second fiscal quarter of 2009. AMCON's retail health food business reported revenues of $9.6 million and operating income before depreciation and amortization of $1.1 million for the same period.

Kathleen Evans, President of AMCON's wholesale distribution business commented, "Our customers continue to look to AMCON to help them increase their bottom line with new products and initiatives. We had a very successful trade show again this year which enabled our customers to benefit directly from our value added services. In particular, our expanded offerings in food service continue to be well received."

Eric Hinkefent, President of AMCON's retail health food business commented, "We are weathering the tough market conditions by continuing to emphasize superior quality and selection at an attractive price point. This has been our practice for 65 years and it has served us through tough times in the past. We continue to believe the natural foods industry has a positive trend."


"Our emphasis on maintaining a high degree of liquidity served us well this quarter" said Andrew Plummer, AMCON's Chief Financial Officer. "This enabled us to meet our customers increased needs for products in advance of the tax increase and deliver product just in time as they needed it. Fuel price volatility, the potential for further tax increases and continuing economic weaknesses are headwinds we continue to face. Our careful attention to working capital management has served our shareholders well. We reduced our inventory as much as possible during the quarter to minimize our tax liability and expect our debt levels to rise in the coming quarter as we move back to a more normalized level of inventory. Our liability under the floor stocks tax is estimated to be $1.7 million and is due by July 31, 2009."

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964





























                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                  March 31, 2009 and September 30, 2008
----------------------------------------------------------------------------------------------------
                                                                       March 2009         September
                                                                      (Unaudited)           2008
                                                                     ------------       ------------
ASSETS
Current assets:
  Cash                                                               $    411,760       $    457,681
  Accounts receivable, less allowance for doubtful accounts
   of $1.1 million and $0.8 million, respectively                      20,993,044         27,198,414
  Inventories, net                                                     30,523,160         37,330,969
  Deferred income taxes                                                 1,582,880          1,260,609
  Current assets of discontinued operations                                 8,589             18,947
  Prepaid and other current assets                                      4,255,140          3,519,650
                                                                     ------------       ------------
     Total current assets                                              57,774,573         69,786,270

Property and equipment, net                                            10,764,915         10,907,541
Goodwill                                                                5,848,808          5,848,808
Other intangible assets, net                                            3,373,269          3,373,269
Deferred income taxes                                                     134,312            234,171
Non-current assets of discontinued operations                           2,032,047          2,032,047
Other assets                                                            1,015,606          1,123,252
                                                                     ------------       ------------
                                                                     $ 80,943,530       $ 93,305,358
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $ 11,886,193       $ 14,738,214
  Accrued expenses                                                      8,181,597          5,275,697
  Accrued wages, salaries and bonuses                                   2,372,790          2,636,699
  Income taxes payable                                                  2,374,671            313,021
  Current liabilities of discontinued operations                        4,253,096          4,041,837
  Current maturities of credit facility                                 3,046,000          3,046,000
  Current maturities of long-term debt                                  1,509,263            787,128
                                                                     ------------       ------------
     Total current liabilities                                         33,623,610         30,838,596

Credit facility, less current maturities                               16,774,215         32,155,005
Long-term debt, less current maturities                                 5,406,336          6,525,881
Noncurrent liabilities of discontinued operations                       6,562,860          6,542,310

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,500,000          2,438,355
Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,000,000          1,857,645
Series C cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued at September 30, 2008,
   liquidation preference $25.00 per share                                      -          1,982,372

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    180,000 shares outstanding and issued in Series A and B
    at March 31, 2009 and 260,000 shares outstanding and issued
    in Series A, B and C at September 30, 2008 referred to above                -                  -
  Common stock, $0.01 par value, 3,000,000 shares authorized,
    570,397 shares outstanding at March 2009 and September 2008             5,704              5,704
  Additional paid-in capital                                            7,245,156          6,995,948
  Retained earnings                                                     6,825,649          3,963,542
                                                                     ------------       ------------
     Total shareholders' equity                                        14,076,509         10,965,194
                                                                     ------------       ------------
                                                                     $ 80,943,530       $ 93,305,358
                                                                     ============       ============






                                     AMCON Distributing Company and Subsidiaries
                              Condensed Consolidated Unaudited Statements of Operations
                             for the three and six months ended March 31, 2009 and 2008
---------------------------------------------------------------------------------------------------------
                                                   For the three months           For the six months
                                                       ended March                   ended March
                                            -----------------------------   -----------------------------
                                                 2009            2008            2009            2008
                                            -------------   -------------   -------------   -------------
Sales (including excise taxes of $43.3
 million and $46.3 million, and $93.6
 million and $97.9 million, respectively)   $ 195,442,246   $ 190,411,670   $ 412,819,608   $ 401,074,907

Cost of sales                                 178,195,212     174,669,957     379,727,926     370,137,346
                                            -------------   -------------   -------------   -------------
Gross profit                                   17,247,034      15,741,713      33,091,682      30,937,561
                                            -------------   -------------   -------------   -------------
Selling, general and administrative expenses   13,027,140      12,696,507      25,824,722      24,907,082
Depreciation and amortization                     300,988         339,809         611,322         702,283
                                            -------------   -------------   -------------   -------------
                                               13,328,128      13,036,316      26,436,044      25,609,365
                                            -------------   -------------   -------------   -------------
Operating income                                3,918,906       2,705,397       6,655,638       5,328,196
                                            -------------   -------------   -------------   -------------
Other expense (income):
 Interest expense                                 408,587         749,558         897,786       1,719,360
 Other (income), net                              (26,476)        (39,265)        (40,543)        (72,476)
                                            -------------   -------------   -------------   -------------
                                                  382,111         710,293         857,243       1,646,884
                                            -------------   -------------   -------------   -------------
Income from continuing operations
 before income tax expense                      3,536,795       1,995,104       5,798,395       3,681,312
Income tax expense                              1,343,000         728,000       2,203,000       1,369,000
                                            -------------   -------------   -------------   -------------
Income from continuing operations               2,193,795       1,267,104       3,595,395       2,312,312

Discontinued operations
 Loss from discontinued operations,
  net of income tax benefit of $0.1
  million in each fiscal period                   (97,437)        (97,445)       (199,475)       (193,440)
                                            -------------   -------------   -------------   -------------
Net income                                      2,096,358       1,169,659       3,395,920       2,118,872

Dividends on convertible preferred stock         (314,201)       (104,386)       (419,734)       (209,919)
                                            -------------   -------------   -------------   -------------

Net income available to common shareholders $   1,782,157   $   1,065,273   $   2,976,186   $   1,908,953
                                            =============   =============   =============   =============
  Basic earnings (loss) per share
   available to common shareholders:
    Continuing operations                   $        3.43   $        2.16   $        5.80   $        3.92
    Discontinued operations                         (0.18)          (0.18)          (0.36)          (0.36)
                                            -------------   -------------   -------------   -------------
  Net basic earnings per share
   available to common shareholders         $        3.25   $        1.98   $        5.44   $        3.56
                                            =============   =============   =============   =============
  Diluted earnings (loss) per share
   available to common shareholders:
    Continuing operations                   $        2.72   $        1.48   $        4.33   $        2.72
    Discontinued operations                         (0.12)          (0.11)          (0.24)          (0.23)
                                            -------------   -------------   -------------   -------------
  Net diluted earnings per share
   available to common shareholders         $        2.60   $        1.37   $        4.09   $        2.49
                                            =============   =============   =============   =============
Weighted average shares outstanding:
  Basic                                           548,619         537,064         547,089         535,473
  Diluted                                         805,236         851,370         830,923         850,314








                                  AMCON Distributing Company and Subsidiaries
                           Condensed Consolidated Unaudited Statements of Cash Flows
                               for the six months ended March 31, 2009 and 2008
---------------------------------------------------------------------------------------------------
                                                                           2009            2008
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                           $  3,395,920    $  2,118,872
  Deduct: Loss from discontinued operations, net of tax                    (199,475)       (193,440)
                                                                       ------------    ------------
  Income from continuing operations                                       3,595,395       2,312,312

  Adjustments to reconcile net income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                           611,322         682,417
     Amortization                                                                 -          19,866
     Gain on sale of property and equipment                                 (47,700)        (17,635)
     Stock based compensation                                               265,800         169,449
     Excess tax deficiency on equity-based awards                            16,592               -
     Deferred income taxes                                                 (222,412)      1,246,631
     Provision for losses on doubtful accounts                              346,000         182,909
     Provision for losses on inventory obsolescence                         327,673          13,993

  Changes in assets and liabilities:
     Accounts receivable                                                  5,859,370       5,924,315
     Inventories                                                          6,480,136      (3,394,581)
     Prepaid and other current assets                                      (735,490)      1,665,605
     Other assets                                                           107,646        (367,540)
     Accounts payable                                                    (2,852,021)     (1,571,109)
     Accrued expenses and accrued wages, salaries and bonuses             2,641,991        (631,969)
     Income tax payable                                                   2,045,058        (132,090)
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations         18,439,360       6,102,573
Net cash flows from operating activities - discontinued operations           42,692        (128,421)
                                                                       ------------    ------------
Net cash flows from operating activities                                 18,482,052       5,974,152

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (497,401)       (543,156)
     Proceeds from sales of property and equipment                           76,405          43,821
                                                                       ------------    ------------
Net cash flows from investing activities                                   (420,996)       (499,335)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net payments on bank credit agreements                             (15,380,790)     (5,324,674)
     Principal payments on long-term debt                                  (397,410)       (274,409)
     Proceeds from exercise of stock options                                      -         119,637
     Excess tax deficiency on vesting equity-based awards                   (16,592)              -
     Redemption of Series C convertible preferred stock                  (2,000,000)              -
     Dividends paid on convertible preferred stock                         (198,106)       (209,919)
     Dividends on common stock                                             (114,079)              -
                                                                       ------------    ------------
Net cash flows from financing activities                                (18,106,977)     (5,689,365)
                                                                       ------------    ------------
Net change in cash                                                          (45,921)       (214,548)

Cash, beginning of period                                                   457,681         717,554
                                                                       ------------    ------------
Cash, end of period                                                    $    411,760    $    503,006
                                                                       ============    ============

Supplemental disclosure of cash flow information:
  Cash paid during the period for interest                              $   968,296    $  1,832,447
  Cash paid during the period for income taxes                              264,355         136,458

Supplemental disclosure of non-cash information:
  Constructive dividends on Series A, B, and C
    Convertible Preferred Stock                                             221,628               -
  Acquisition of equipment through capital leases                                 -         277,624
